Portland General Electric EARNINGS CONFERENCE CALL FOURTH QUARTER AND FULL YEAR 2020 Exhibit 99.2

Cautionary statement 2 Information Current as of February 19, 2021 Except as expressly noted, the information in this presentation is current as of February 19, 2021 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2020 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, which could affect the access to and availability of cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; the outcome of various legal and regulatory actions; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; the impact of the recommendations on the Company and its operations based on the review conducted by the Special Committee relating to energy trading losses, the time and expense incurred in implementing the recommendations of the Special Committee, and any reputational damage to the Company relating to the matters underlying the Special Committee’s review; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements.

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Year in review • Strategic outlook Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • Financial results • 2020 earnings drivers • Integrated Resource Plan update • Capital investments • Liquidity and financing • 2021 earnings guidance

2020 in review Leading the way to a clean energy future in Oregon • Announced the goal of reducing greenhouse gas emissions associated with the power we serve by 80% by 2030, and achieving companywide net-zero greenhouse gas emissions by 2040 • Closed Boardman, the last coal-fired power generating plant in Oregon • Opened the Wheatridge Renewable Energy Facility, one of the first large-scale energy facilities in the United States to combine wind, solar and battery storage Committed to ESG • Achieved a perfect score on the Human Rights Campaign Foundation’s Corporate Equality Index, reflecting our ongoing dedication to creating a diverse, equitable and inclusive workplace and earned inclusion in the Bloomberg Gender-Equality Index • PGE, employees, retirees and the PGE Foundation donated $5.6 million and volunteered 18,200 hours with more than 400 nonprofits across Oregon 4

$0.91 $0.43 $(0.19) $0.57 Q1 Q2 Q4 (1) Management believes that excluding the effects of the previously disclosed energy trading loss ($1.03) provides a meaningful representation of the company’s comparative earnings. For the three-month quarter ended September 30, 2020 non-GAAP diluted EPS is $0.84 after excluding the full-year effects of the energy trading losses, net of tax calculated at the Company’s blended federal and state statutory tax rate 2020 financial results 5 2019 Diluted EPS $2.39 $0.82 $0.28 $0.61 $0.68 Q1 Q2 Q3 Q4 Q4 2020 Q4 2019 FY 2020 FY 2019 GAAP net income (in millions) $52 $61 $155 $214 GAAP diluted earnings per share (EPS) $0.57 $0.68 $1.72 $2.39 Add back energy trading losses and tax effect - - $1.03 - Non-GAAP diluted earnings per share - - $2.75 - Reaffirming • 4% to 6% long- term EPS growth, 2019 base year • 5% to 7% long- term dividend growth • 1% long-term load growth Q3 $0.84(1) GAAP 2020 Diluted EPS $1.72 Non-GAAP 2020 Diluted EPS $2.75

(1) Management believes that excluding the effects of the previously disclosed energy trading loss ($1.03) provides a meaningful representation of the company’s comparative earnings 2020 earnings bridge 6 (1) GAAP 2019 EPS Retail revenues Net variable power costs Operating and administrative expenses Depreciation and amortization: higher plant balances Non-GAAP 2020 EPS Energy trading losses GAAP 2020 EPS Non-utility asset retirement obligation Production Tax Credits Other

2019 Integrated Resource Plan Comments filed by Staff/Stakeholders/PGE Staff Memorandum due Public meeting Final Order expected July 2019 Q3-Q4 2019 January 2020 7 Action Plan The plan reflects our focus on mee ing customer needs and addressing stakeholder fee back Customer Resource Actions Increased energy efficiency, demand response, storage and dispatchable standby generation Renewable Resource Actions A renewable RFP of up to 150 MWa, online by the end of 2024 Capacity Resource Actions A multi-stage procurement process to meet capacity needs • Pursue cost-competitive agreements for existing capacity in the region • Conduct an RFP for remaining capacity needs after renewable addition and existing capacity (current 2025 capacity need forecasted to be 511 MW) PGE’s action plan was acknowledged by the Commission in May 2020 Next steps • Seeking approval of RFP design in 2021 • Considering customer and stakeholder interests as we evaluate timing of an RFP

$83 $90 $80 $80 $80 $80 $389 $375 $385 $385 $385 $385 $52 $55 $55 $55 $55 $55 $35 $30 $30 $30 $30 $30 $77 $100 $129 $9 $5 2020 2021 2022 2023 2024 2025 Production Transmission and Distribution General Plant Intangible Integrated Operations Center Wheatridge Renewable Energy Facility Other Strategic $655 $774 $550 $550 $550 8 $550 Capital Planning Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. (1) 2020 year end estimated rate base is $5.34 billion (1)

9 Liquidity and financing Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Expected 2021 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - - $100 Short-term debt $200 - - - Credit Facilities $500 Letters of Credit $160 Cash $257 Total Liquidity: $917M as of 12/31/20 (dollar values shown in millions)

PGE is initiating full-year 2021 earnings guidance of $2.55 to $2.70 per diluted share based on the following assumptions: • An increase in energy deliveries between 1% and 1.5%, weather adjusted, which reflects the continued impacts of COVID-19: • Elevated residential deliveries through the second quarter of 2021 • Reduced commercial deliveries in the first quarter of 2021, with improvement beginning in the second quarter • Strong industrial customer deliveries • Normal temperatures in its utility service territory • Average hydro conditions for the year • Wind generation based on five years of historical levels or forecast studies when historical data is not available • Normal thermal plant operations • Capital expenditures of $655 million • Average construction work in progress balance of $340 million • Operating and maintenance expense between $575 million and $595 million • Depreciation and amortization expense between $410 million and $430 million • Effective tax rate of 15% to 20% • Cash from operations of $600 to $650 million • No new common equity to be issued for investment or operations • Continuation of existing regulatory mechanisms during 2021, including decoupling, the PCAM, the COVID-19 deferral, and the wildfire recovery deferral 2021 Earnings Guidance 10

Appendix

(1) Tax effect for the full-year was determined based on the Company’s blended federal and state statutory tax rate Management believes that excluding the effects of the previously disclosed energy trading losses provides a meaningful representation of the Company’s comparative earnings per share. The Company has adjusted this amount to maintain comparability between periods. The effect of the energy trading losses was $1.03 per diluted share on a full-year basis. PGE’s reconciliation of non-GAAP earnings for the twelve months ended December 31, 2020 are below. 12 Non-GAAP Financial Measures Non-GAAP Earnings Reconciliation for the twelve months ended December 31, 2020 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the twelve months ended December 31, 2020 $155 $1.72 Exclusion of certain trading losses 127 1.42 Tax effect(1) (35) (0.39) Non-GAAP as reported for the twelve months ended December 31, 2020 $247 $2.75